Exhibit 99.1

Sean Collins 817-967-1577 mediarelations@aa.com

FOR RELEASE: Thursday, August 1, 2013

AMR CORPORATION ANNOUNCES VOTING RESULTS ON PLAN OF REORGANIZATION

Unofficial Results Show Overwhelming Support for AMR’s Plan

FORT WORTH, Texas – AMR Corporation, the parent company of American Airlines, Inc., today announced the preliminary voting results on the Company’s Plan of Reorganization, which indicate overwhelming acceptance of the Plan by those creditors and shareholders entitled to vote.

Of the eight creditor classes entitled to vote, at least 88 percent of the ballots received and tabulated in each class, representing more than 97 percent of the claims value voting in each class, were voted in favor of the Plan. Additionally, more than 99 percent of the shares tabulated for the class of AMR stockholders voted to accept the Plan.

“This is another important milestone toward our launch of the new American. The overwhelming support for our Plan of Reorganization is a testament to the resilience and hard work of the entire American team,” said Tom Horton, AMR’s chairman, president and CEO. “Our people have stood tall and remained focused on putting our customers at the forefront of everything we do. That has made all the difference.”

The final voting results for the Plan will be certified and filed with the U.S. Bankruptcy Court for the Southern District of New York in advance of the confirmation hearing on Aug. 15, 2013.

On June 7, 2013, the Court authorized the company to begin soliciting approval of the Plan from AMR’s creditors and stockholders. Voting on the Plan ended July 29, 2013 at 5 p.m. EDT.

The effective date of the Plan and American’s Chapter 11 emergence are expected to occur simultaneously with the closing of the merger with US Airways. The merger is expected to close in the third quarter of 2013.

About American Airlines

American Airlines focuses on providing an exceptional travel experience across the globe, serving more than 260 airports in more than 50 countries and territories. American’s fleet of nearly 900 aircraft fly more than 3,500 daily flights worldwide from hubs in Chicago, Dallas/Fort Worth, Los Angeles, Miami and New York. American flies to nearly 100 international locations including important markets such as London,

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AMR Corporation Announces Voting Results on Plan of Reorganization

August 1, 2013

Madrid, Sao Paulo and Tokyo. With more than 500 new planes scheduled to join the fleet, including continued deliveries of the Boeing 737 family of aircraft and new additions such as the Boeing 777-300ER and the Airbus A320 family of aircraft, American is building toward the youngest and most modern fleet among major U.S. carriers. American’s website, aa.com®, provides customers with easy access to check and book fares, and personalized news, information and travel offers. American’s AAdvantage® program lets members redeem miles for flights to almost 950 destinations worldwide, as well as flight upgrades, vacation packages, car rentals, hotel stays and other retail products. The airline also offers nearly 40 Admirals Club® locations worldwide providing comfort, convenience, and an environment with a full range of services making it easy for customers to stay productive without interruption. American is a founding member of the oneworld® alliance, which brings together some of the best and biggest airlines in the world, including global brands like British Airways, Cathay Pacific, Iberia Airlines, Japan Airlines, LAN and Qantas. Together, its members serve more than 840 destinations served by some 9,000 daily flights to nearly 160 countries and territories. Connect with American on Twitter @AmericanAir or Facebook.com/AmericanAirlines. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.

Additional Information and Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. AMR Corporation (“AMR”) has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which includes a proxy statement of US Airways Group, Inc. (“US Airways”) that also constitutes a prospectus of AMR, and US Airways has filed with the SEC its definitive proxy statement on Schedule 14A. AMR and US Airways have mailed the proxy statement/prospectus to US Airways security holders. Investors and security holders of US Airways are urged to read the proxy statement/prospectus and other relevant documents filed with the SEC carefully and in their entirety because they contain important information about the proposed transaction. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about AMR and US Airways through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by US Airways can be obtained free of charge on US Airways’ website at www.usairways.com or by directing a written request to US Airways Group, Inc., 111 West Rio Salado Parkway, Tempe, Arizona 85281, Attention: Vice President, Legal Affairs. Copies of the documents filed with the SEC by AMR can be obtained free of charge on AMR’s website at www.aa.com or by directing a written request to AMR Corporation, P.O. Box 619616, MD 5675, Dallas/Fort Worth International Airport, Texas 75261-9616, Attention: Investor Relations or by emailing investor.relations@aa.com.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. These forward-looking statements are based on AMR’s and US Airways’ current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial

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AMR Corporation Announces Voting Results on Plan of Reorganization

August 1, 2013

position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the challenges and costs of the proposed transaction, including integrating operations and achieving anticipated synergies; the price of, market for and potential market price volatility of common stock of the ultimate parent entity following the closing of the proposed transaction; significant liquidity requirements and substantial levels of indebtedness of the combined company following the closing; potential limitations on the use of certain tax attributes following the closing; failure of the proposed transaction to be completed; and other economic, business, competitive, and/or regulatory factors affecting the business of the combined company after the closing and the businesses of US Airways and AMR generally, including those set forth in the filings of US Airways and AMR with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement and the proxy statement/prospectus related to the proposed transaction. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Neither AMR nor US Airways assumes any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

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